                                                                      EXHIBIT 21

                        LIST OF SIGNIFICANT SUBSIDIARIES

The following are the subsidiaries of the Registrant included in the Registrant's consolidated financial statements at December 31, 2001. Other subsidiaries are not listed because such subsidiaries are inactive. Subsidiaries are listed alphabetically under either the domestic or international categories.

                                                              Jurisdiction under              Percent of voting securities
Domestic                                                       which organized                     owned by Registrant
--------                                                       ---------------                     -------------------
ATM Finance, Inc.                                             Ohio                                      100%

Central Security Systems, Inc.                                Hawaii                                    100%

DBD Investment Management Company                             Delaware                                  100%

Diebold Australia Holding Company, Inc.                       Delaware                                  100%

Diebold China Security Holding Company, Inc.                  Delaware                                  100%

Diebold Credit Corporation                                    Delaware                                  100%

Diebold Finance Company, Inc.                                 Delaware                                  100% (1)

Diebold Foreign Sales Corporation                             St. Thomas, U.S. Virgin Islands           100% (1)

Diebold Holding Company, Inc.                                 Delaware                                  100%

Diebold Investment Company                                    Delaware                                  100%

Diebold Latin America Holding Company, Inc.                   Delaware                                  100%

Diebold Mexico Holding Company, Inc.                          Delaware                                  100%

Diebold Midwest Manufacturing, Inc.                           Delaware                                  100%

Diebold of Nevada, Inc.                                       Nevada                                    100%

Diebold Self-Service Systems                                  New York                                  100% (2)

Diebold Southeast Manufacturing, Inc.                         Delaware                                  100% (3)

Diebold SST Holding Company, Inc.                             Delaware                                  100%

Diebold Texas, Incorporated                                   Texas                                     100%

Diebold Transaction Services, Inc.                            Delaware                                  100%

Griffin Technology Incorporated                               New York                                  100%

InterBold Technologies, Inc.                                  Delaware                                  100% (4)

Mayfair Software Distribution, Inc.                           Delaware                                  100%

Nexus Software, Incorporated                                  Delaware                                  100%

Pioneer Systems, Inc.                                         Pennsylvania                              100%

R. D. Products, Inc.                                          New York                                  100% (5)

VDM Holding Company, Inc.                                     Delaware                                  100%

Verdi & Associates, Inc.                                      New York                                  100%

(1) 100% of voting securities are owned by Diebold Investment Company which is 100% owned by the Registrant.
(2) 70% of partnership interest is owned by Diebold Holding Company, Inc., which is 100% owned by the Registrant and 30% is owned by Diebold SST Holding Company, Inc., which is 100% owned by the Registrant.
(3) 100% of voting securities are owned by Diebold Midwest Manufacturing, Inc., which is 100% owned by the Registrant.
(4) 100% of voting securities are owned by Diebold Self-Service Systems, which is 70% owned by Diebold Holding Company, Inc. and 30% owned by Diebold SST Holding Company, Inc., which are 100% owned by the Registrant.
(5) 100% of voting securities are owned by Griffin Technology Incorporated which is 100% owned by the Registrant.

                                                                      EXHIBIT 21

                                                              Jurisdiction under              Percent of voting securities
International                                                  which organized                     owned by Registrant
-------------                                                  ---------------                     -------------------
Cable Print N.V.                                              Belgium                                   100%

China Diebold Financial Equipment Company LTD.                Peoples Republic of China                  78%

DBD Asset Management S.A. de C.V.                             Mexico                                    100% (6)

DCHC, S.A.                                                    Panama                                    100% (17)

Diebold ATM Cihazlari Sanayi Ve Ticaret A.S.                  Turkey                                    100% (22)

Diebold Argentina, S.A.                                       Argentina                                 100% (17)

Diebold Australia Pty. Ltd.                                   Australia                                 100% (7)

Diebold Belgium S.P.R.L.                                      Belgium                                   100% (26)

Diebold Brasil LTDA                                           Brazil                                    100% (17)

Diebold Colombia S.A.                                         Colombia                                   55% (20)

The Diebold Company of Canada Limited                         Canada                                    100%

Diebold Denmark A.p.S.                                        Denmark                                   100% (9)

Diebold EMEA B.V.                                             Netherlands                               100%

Diebold EMEA Processing Centre Limited                        United Kingdom                            100%

Diebold Estonia O.U.                                          Estonia                                   100%

Diebold France SARL                                           France                                    100% (9)

Diebold Germany GmbH                                          Germany                                   100% (9)

Diebold HMA Private Limited                                   India                                      50%

Diebold Hungary Ltd.                                          Hungary                                   100% (9)

Diebold International Limited                                 United Kingdom                            100% (9)

Diebold Italy S.r.l.                                          Italy                                     100% (19)

Diebold Mexico, S.A. de C.V.                                  Mexico                                    100% (8)

Diebold Netherlands B.V.                                      Netherlands                               100% (9)

Diebold OLTP Systems, A.V.V.                                  Aruba, Dutch West Indies                   50%

Diebold OLTP Systems, C.A.                                    Venezuela                                  50% (15)

Diebold Pacific, Limited                                      Hong Kong                                 100%

Diebold Panama, Inc.                                          Panama                                    100% (17)

Diebold Paraguay S.A.                                         Paraguay                                  100% (17)

Diebold Poland S.p. z.o.o.                                    Poland                                    100% (9)

Diebold Portugal - Solucoes Informaticas, S.A.                Portugal                                  100% (21)

Diebold (Romania) S.R.L.                                      Romania                                   100%

Diebold Safetell International Security Limited               Australia                                 100% (11)

Diebold Security and Services Pty.                            Australia                                 100% (11)

Diebold Osterreich Selbstbedienungssysteme GmbH               Austria                                   100% (9)

Diebold Selbstbedienyngssysteme (Schweiz) GmbH                Switzerland                               100% (9)

Diebold Self Service Solutions Limited Liability Company      Switzerland                               100%

Diebold Self Service Solutions Namibia (Pty) Ltd.             Namibia                                   100% (25)

Diebold Services S.A.                                         France                                     51%

Diebold Singapore Pte. Ltd                                    Singapore                                 100%

                                                                      EXHIBIT 21

                                                              Jurisdiction under              Percent of voting securities
International                                                  which organized                     owned by Registrant
-------------                                                  ---------------                     -------------------
Diebold South Africa (PTY) LTD                                South Africa                              100%

Diebold Spain, S.L.                                           Spain                                     100% (9)

Diebold (Thailand) Company Limited                            Thailand                                  100%

Diebold Uruguay S.A.                                          Uruguay                                   100% (17)

DPB S.A.                                                      Argentina                                 100% (17)

DSSS Panama, S.A.                                             Panama                                     55% (16)

InterBold Singapore Pte Ltd                                   Singapore                                 100% (10)

Mecaf Impressoras S.A.                                        Brazil                                    100% (18)

Nexus Software UK LTD.                                        United Kingdom                            100% (14)

P.T. Getronics Indonesia                                      Indonesia                                 100%

Procomp Amazonia Industria Eletronica S.A.                    Brazil                                    100% (18)

Procomp Comercio e Servicos LTDA                              Brazil                                    100% (18)

Procomp Industria Eletronica S.A.                             Brazil                                    100% (18)

RLM Monitoring Pty. Ltd.                                      Australia                                 100% (11)

Safequip Automated Systems Pty. Ltd.                          Australia                                  50% (12)

Safetell Cash Handling Pty. Ltd.                              Australia                                 100% (13)

Safetell International Services Pty. Ltd.                     Australia                                 100% (13)

Siab (HK) Limited                                             Hong Kong                                 100% (4)

Shanghai Diebold King Safe Company, Limited                   China                                      50% (24)

Shanghai Diebold Security Products Company, Limited           China                                      50% (24)

Siab S.A.                                                     France                                    100%

Starbuck Computer Empire, A.V.V.                              Aruba, Dutch West Indies                   50%

Tecron Security Pty. Ltd.                                     Australia                                  70% (23)

(6) 100% of voting securities are owned by Diebold Mexico Holding Company, Inc., which is 100% owned by the Registrant.
(7) 100% of voting securities are owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.
(8) 100% of voting securities are owned by Diebold Mexico Holding Company, Inc. which is 100% owned by the Registrant.
(9) 100% of voting securities are owned by Diebold Self-Service Solutions Limited Liability Company which is 100% owned by the Registrant.
(10) 100% of voting securities are owned by Siab (HK) Limited, which is 100% owned by Diebold Self-Service Systems which is 70% owned by Diebold Holding Company, Inc. and 30% owned by Diebold SST Holding Company, Inc., which are 100% owned by the Registrant.
(11) 100% of voting securities are owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc., which is 100% owned by the Registrant.
(12) 50% of voting securities are owned by Safetell Cash Handling Pty. Ltd., which is 100% owned by Diebold Safetell International Security Limited, which is 100% owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.
(13) 100% of voting securities are owned by Diebold Safetell International Security Limited, which is 100% owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.
(14) 100% of voting securities are owned by Nexus Software, Incorporated, which is 100% owned by the Registrant.
(15) 50% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.
(16) 55% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.

                                                                      EXHIBIT 21

(17) 100% of voting securities are owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.
(18) 100% of voting securities are owned by Diebold Brasil LTDA, which is 100% owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.
(19) 90% of voting securities are owned by the Registrant, while 10% of the voting securities are owned by Diebold Holding Company which is 100% owned by Diebold Self Service Solutions Limited Liability Company, which is 100% owned by the Registrant.
(20) 21.44% of voting securities are owned by Diebold Latin America Holding Company, Inc., 16.78 % of voting securities are owned by Diebold Panama, Inc. which is 100% owned by Diebold Latin America Holding Company, Inc., 16.78% of voting securities are owned by DCHC SA, which is 100% owned by Diebold Latin America Holding Company, Inc., which is 100% owned by the Registrant.
(21) 1% of voting securities are owned by the Registrant, while 99% of the voting securities are owned by Diebold Self Service Solutions Limited Liability Company, which is 100% owned by the Registrant.
(22) 50% of voting securities are owned by Diebold Netherlands B.V., 50% of voting securities are owned by Diebold Denmark A.p.S., both of which are 100% owned by Diebold Self Service Solutions Limited Liability Company which is 100% owned by the Registrant.
(23) 70% of voting securities are owned by Diebold Australia Pty. Ltd., which is owned 100% by Diebold Australia Holding Company, Inc. which is 100% owned by Registrant.
(24) 50% of voting securities owned by Diebold China Security Holding Company, Inc., which is 100% owned by Registrant.
(25) 100% of voting securities are owned by Diebold South Africa (Pty) Ltd. which is 100% owned by the Registrant.
(26) 10% of voting securities are owned by Diebold Selbstbedienungssysteme GmbH which is owned 100% by Diebold Self Service Solutions Limited Liability Company; 90% of voting securities are owned by Diebold Self Service Solutions Limited Liability Company which is 100% owned by Registrant.